DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     Lexington Worldwide Emerging Markets Fund increased by 13.75%* during the fourth quarter and fell 29.06%* for the full year of 1998. According to Lipper, Inc. the average emerging markets fund increased 13.29% for the quarter and declined 26.83% for the year. The unmanaged Morgan Stanley Emerging Markets Free Index posted a gain of 17.99% for the quarter** and declined 25.34%** for the year. The Fund performed in line with the average emerging markets fund in 1998. The following is a discussion of the major factors impacting the performance of emerging markets in 1998.

INVESTMENT APPROACH

     The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

     On an asset allocation basis, the objective of the investment manager is to be fully allocated (up to 98%) given the correct mix of investment opportunities. Or, in times of uncertainty the Fund can invest up to 100% in cash. At the regional and country level, the investment manager will use the MSCI Emerging Markets Free Index as a benchmark to underweight and overweight its positions.

WHAT HAPPENED IN 1998?

     In emerging markets, 1998 can be summarized as the year of de-leveraging, restructuring, and deflating. Starting in the third quarter of 1997, the Asian "Tiger" economies suffered a severe credit crunch caused primarily by slowing growth, a strong currency and industrial over-capacity. With their currencies pegged to the dollar, the "Asian Tigers" had enjoyed the export benefits of a strong dollar and an extremely low cost of borrowing, both domestically and abroad. As long as their economies were growing at 5-7% per annum the "Tigers" were able to finance their growth by borrowing in U.S. dollars and were able to offset large current account deficits by large capital inflows. Once the economic growth stalled, and the dollar strengthened, the "Tiger" currencies came under severe pressure and buckled, devaluing, in some instances, over 50%. As a result, the heavily indebted governments and corporations could no longer finance large foreign loans and were forced into technical bankruptcy, i.e., they had to restructure their loans. The over-indebtedness problems arose in other countries (Russia, Ukraine, Brazil), and each time caused severe havoc in financial markets, with Brazil being the latest to succumb to a large and unsustainable debt burden.

     The  results  were  a  short-term  but severe collapse in asset valuations.
However, international institutions like the IMF and developed countries like Japan, were quick in responding to this crisis. Restructuring plans were negotiated and funds were loaned to the governments to allow governments the means to facilitate a whole-sale corporate restructuring. In some cases, like South Korea, the restructuring programs have proven to be extremely successful, and in other cases, like Russia, there has been utter failure.

OUTLOOK FOR 1999

     The Federal Reserve, with the first cut in interest rates, set in motion the reflationary trend for 1999: lower global interest rates. With global interest rates trending lower and governments actively participating in reflating local economies, 1999 may be a very rewarding year for foreign investors in emerging markets. Thus far, it has been domestic, not foreign investors who have participated in the interest rate led rally in the most recent quarter. Asian equity markets relative to other emerging markets will take a leading role in early 1999 in this domestic redirection of capital. Asia has made solid economic progress, adhered to IMF programs, and has managed to reverse some of its economic and foreign currency concerns. Additionally, we expect ratings agencies to upgrade certain Asian countries back to investment grade in early 1999, due to improved economic conditions and the possible lifting of controls. We are also positive on developing European markets in 1999 as EMU integration creates greater demand for equities in next wave EMU convergence countries. Latin America will be a laggard in the first half of 1999 as economic recession looms and local interest rates remain stubbornly high. Nonetheless, we believe that extremely low current valuations and strong earnings trends for certain Latin shares will ultimately reward patient investors. Systemic risk in emerging markets is at a low due to the withdrawal of global capital from these markets over the last two years. Hence, the relative risk of a sustained outflow of foreign capital is low, whereas the argument of net new additions to the asset class is compelling and could be a strong catalyst to propel shares in early 1999.


                                   Sincerely,


/s/ Mohammed Zaidi    /s/ Richard T. Saler     /s/Robert M. DeMichele    Alfredo M. Viegas
------------------    --------------------     ----------------------    ------------------
Portfolio Manager     Portfolio Manager        Portfolio Manager         President
February, 1999        February, 1999           February, 1999            February, 1999

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS HELD AUGUST 12, 1998 (UNAUDITED) Total Outstanding Shares as of June 15, 1998: 11,450,454


1. Directors Elected: S.M.S. Chadha, Robert M. DeMichele,
  Beverley C. Duer, Barbara R. Evans, Richard M. Hisey,
  Lawrence Kantor, Jerard F. Maher, Andrew M. McCosh, Donald
  B. Miller, John G. Preston and Allen H. Stowe.
  For all Nominees: 5,724,657  Withheld Authority: 300,689
                                                                   VOTES        VOTES
                                                                    FOR        AGAINST
                                                                 ---------     -------
2. Approval of an investment sub-advisory agreement between      5,087,021     250,464
  Lexington Management Corporation and Stratos Advisors, Inc.
  with respect to the Fund.
3. Approval of a Plan of Distribution for the Fund.              4,425,280     464,675
4. Selection of KPMG LLP as Independent Auditors.                5,720,340     104,002

[The following table represents a line chart in the printed report]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.,
      THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX AND
            THE UNMANAGED MORGAN STANLEY EMERGING MARKETS FREE INDEX


            LEXINGTON
YEAR          WWEM          EAFE      MSCI EMF
==============================================
6/17/91      $10,000      $10,000      $10,000
12/31/91     $10,173      $11,039      $11,780
12/31/92     $10,557       $9,695      $13,123
12/31/93     $17,246      $12,852      $22,944
12/31/94     $14,864      $13,852      $21,266
12/31/95     $13,983      $15,405      $20,158
12/31/96     $15,015      $16,336      $21,374
12/31/97     $13,303      $16,626      $18,898
12/31/98     $ 9,438      $20,007      $14,109

                                           AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                               FOR THE PERIOD ENDED 12/31/98
                   -------------------------------------------------------------
                   FUND/INDEX                     1 YR.     5 YR.       10 YR.
                   -------------------------------------------------------------
                   LEXINGTON WORLDWIDE
                   EMERGING MARKETS FUND         (29.06%)  (11.36%)   (25.34%)
                   -------------------------------------------------------------
                   MORGAN STANLEY CAPITAL
                   INTERNATIONAL (EAFE) INDEX     20.33%     9.25%    (9.27%)
                   -------------------------------------------------------------
                   MORGAN STANLEY EMERGING
                   MARKETS FREE INDEX            (25.34%)    9.67%     4.69%
                   -------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Emerging Markets Free Index. Results for the Fund, the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Emerging Markets Free Index include the reinvestment of all dividend and capital gain distributions. *Prior to June 17, 1991 the Fund operated under a different investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.






* -29.06%, -11.36% and 2.36% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1998. Prior to June, 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


  NUMBER OF                                                                   VALUE
   SHARES                              SECURITY                              (NOTE 1)
============   ========================================================   =============
               COMMON STOCKS: 87.2%
               ARGENTINA: 6.6%
   765,506     Perez Companc S.A. .....................................    $3,241,014
    39,000     YPF Sociedad Anonima S.A. (ADR) ........................     1,089,563
                                                                           ----------
                                                                            4,330,577
                                                                           ----------
               BRAZIL: 0.7%
    33,000     Tele Norte Leste Participacoes S.A. (ADR)1 .............       410,438
     3,500     Tele Sudeste Celular Participacoes S.A. (ADR) ..........        72,406
                                                                           ----------
                                                                              482,844
                                                                           ----------
               CZECH REPUBLIC: 2.0%
    84,100     SPT Telekom a.s.1 ......................................     1,284,880
                                                                           ----------
               EGYPT: 0.8%
    75,000     Savola Sime Egypt1 .....................................       500,381
                                                                           ----------
               GREECE: 9.1%
     7,690     Anek Lines S.A.1 .......................................        82,381
     7,200     Commercial Bank of Greece, S.A.1 .......................       708,066
    10,600     Ergo Bank S.A. .........................................     1,226,389
    16,000     Hellenic Bottling Company S.A.1 ........................       493,926
    60,000     Hellenic Petroleum S.A.1 ...............................       492,784
     6,077     Hellenic Telecommunication Organization S.A. ...........       161,676
     6,500     Intracom S.A.1 .........................................       295,938
    38,930     Intrasoft S.A.1 ........................................       896,647
    21,650     Macedonia Thrace Bank S.A.1 ............................       912,257
    21,000     STET Hellas Telecommunications S.A. (ADR)1 .............       670,688
     3,230     X.K. Tegopoulos Editions S.A.1 .........................        35,352
                                                                           ----------
                                                                            5,976,104
                                                                           ----------
               HONG KONG: 3.4%
 2,500,000     Guangnan Holdings ......................................       574,414
 7,630,000     Guangzhou Investment Company, Ltd. .....................       758,369
 4,952,000     Quingling Motors Company ...............................       869,330
                                                                           ----------
                                                                            2,202,113
                                                                           ----------
               HUNGARY: 1.6%
     9,000     Magyar Tavkozlesi Rt. (ADR) ............................       268,313
     2,680     Pick Szeged Rt. ........................................       113,903
    55,600     Zalakeramia Rt. ........................................       674,053
                                                                           ----------
                                                                            1,056,269
                                                                           ----------
               INDIA: 2.9%
     1,450     Hindalco Industries, Ltd. ..............................        17,487
    11,600     Hindustan Lever, Inc. ..................................       454,091
   253,200     Hindustan Petroleum Corporation, Ltd. ..................     1,400,807
                                                                           ----------
                                                                            1,872,385
                                                                           ----------
               MALAYSIA: 6.6%
   353,000     Austral Enterprises Bhd ................................       364,767
 1,648,000     Hap Seng Consolidated Bhd ..............................       961,333
   250,000     IOI Corporation Bhd ....................................       129,762
   813,000     Kuala Lumpur Kepong Bhd ................................     1,258,214
   100,000     Rothmans of Pall Mall Bhd ..............................       533,333

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


  NUMBER OF                                                                             VALUE
   SHARES                                   SECURITY                                  (NOTE 1)
============   ==================================================================   ============
               COMMON STOCKS (CONTINUED):
               MALAYSIA (CONTINUED):
   260,000     Telekom Malaysia Bhd .............................................    $  619,048
   375,000     YTL Corporation Bhd ..............................................       441,071
                                                                                     ----------
                                                                                      4,307,528
                                                                                     ----------
               MEXICO: 5.1%
   668,500     Consorcio Hogar S.A. de C.V. "B"1 ................................       366,368
   193,000     Corporacion GEO, S.A. de C.V. "B"1 ...............................       536,669
    63,565     Corporacion Interamericana de Entretenimiento S.A. "L"1 ..........       131,761
    46,450     Empresas ICA Sociedad Controladora S.A. de C.V. (ADR) ............       209,025
    61,300     Grupo Casa Autrey, S.A. de C.V. (ADR) ............................       417,606
   675,000     Grupo Financiero Banamex Accival, S.A. de C.V. "B" ...............       885,921
 1,444,000     Grupo Financiero Bancomer, S.A. de C.V. "B" ......................       309,542
   189,000     Grupo Industrial Saltillo, S.A. de C.V. "B" ......................       472,036
                                                                                     ----------
                                                                                      3,328,928
                                                                                     ----------
               OMAN: 0.8 %
    40,000     Bank Muscat Al-Ahli Al-Omani .....................................       342,880
    42,000     Commercial Bank of Oman1 .........................................       171,276
                                                                                     ----------
                                                                                        514,156
                                                                                     ----------
               PANAMA: 0.7%
    29,200     Banco Latinoamericano de Exportaciones, S.A. (ADR) ...............       485,450
                                                                                     ----------
               PERU: 0.3%
    15,100     Compania de Minas Buenaventura S.A. (ADR) ........................       196,300
                                                                                     ----------
               PHILIPPINES: 3.5%
 3,148,300     Ayala Corporation ................................................     1,112,864
 7,778,750     Fortune Cement Corporation .......................................       323,958
 2,567,332     International Container Terminal Service, Inc.1 ..................       214,501
 2,375,000     Ionics Circuit, Inc. .............................................       580,030
   840,000     Universal Robina Corporation .....................................        93,936
                                                                                     ----------
                                                                                      2,325,289
                                                                                     ----------
               POLAND: 2.3%
   125,000     Big Bank Gdanski S.A. ............................................       112,182
   127,880     Elektrim Spolka Akcyjna S.A. .....................................     1,384,489
                                                                                     ----------
                                                                                      1,496,671
                                                                                     ----------
               PORTUGAL: 2.6%
     9,500     Brisa-Auto Estradas de Portugal S.A. .............................       559,226
    13,100     Semapa-Sociedade de Investimento e Gestao, SGPS, S.A. ............       259,350
    51,100     SIVA-SGPA S.A.1 ..................................................       852,430
                                                                                     ----------
                                                                                      1,671,006
                                                                                     ----------
               RUSSIA: 2.7%
     2,859     Aeroflot .........................................................        60,039
 8,500,000     Irkutskenergo ....................................................       352,750
   131,100     Lukoil Holdings of Russia ........................................       530,955
     4,250     Moscow Telephone Systems .........................................       212,500
   409,300     Rostelecom1 ......................................................       298,789
    48,000     Surgutneftegaz (ADR) .............................................       162,000
 4,235,000     Unified Energy Systems ...........................................       130,015
                                                                                     ----------
                                                                                      1,747,048
                                                                                     ----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


  NUMBER OF                                                                        VALUE
   SHARES                                 SECURITY                                (NOTE 1)
============   =============================================================   =============
               COMMON STOCKS (CONTINUED):
               SINGAPORE: 3.4%
     60,000    Creative Technology, Ltd. ...................................    $   847,294
    311,000    Keppel Fels, Ltd. ...........................................        599,397
  1,129,840    Keppel Telecommunications and Transportation, Ltd. ..........        746,398
                                                                                -----------
                                                                                  2,193,089
                                                                                -----------
               SOUTH AFRICA: 5.7%
     58,800    Adcock Ingram, Ltd. "N" .....................................        159,929
  1,120,800    Comair, Ltd.1 ...............................................        191,480
    211,470    Dimension Data Holdings, Ltd. ...............................        898,707
    795,500    Grintek, Ltd. ...............................................        135,229
     85,300    Liberty Life Association of Africa, Ltd. ....................      1,153,826
     38,000    Liberty Life Association of Africa, Ltd. ....................        523,236
     51,300    Sasol, Ltd. (ADR) ...........................................        201,994
    375,600    The Education Investment Corporation, Ltd. ..................        434,174
                                                                                -----------
                                                                                  3,698,575
                                                                                -----------
               SOUTH KOREA: 15.6%
     81,950    Dacom Corporation ...........................................      3,305,358
     77,800    Dongwon Securities ..........................................      1,190,489
    360,860    Kumho Tire Company, Ltd.1 ...................................      2,100,703
     85,480    L.G. Securities1 ............................................      1,123,180
     50,500    Samsung Securities Company, Ltd. ............................      1,385,904
     30,000    Shinsegae Department Store Company ..........................        658,647
     25,090    Suheung Capsule .............................................        435,045
                                                                                -----------
                                                                                 10,199,326
                                                                                -----------
               THAILAND: 3.6%
    295,820    Bangkok Bank Public Company, Ltd. ...........................        610,627
  1,269,970    K.R. Precision Public Company, Ltd. .........................        620,411
  1,500,000    Krung Thai Bank Public Company, Ltd. ........................        815,353
    146,080    Lanna Lignite Public Company, Ltd. ..........................        171,373
    320,000    Securities One Public Company, Ltd. .........................         69,577
    398,100    Thai Engine Manufacturing Public Company, Ltd. ..............         99,706
                                                                                -----------
                                                                                  2,387,047
                                                                                -----------
               TURKEY: 6.5%
 49,210,000    Akbank T.A.S. ...............................................        984,200
 22,778,000    Arcelik A.S. ................................................        660,562
  8,785,500    Eregli Demir Ve Celik Fabrikalari T.A.S. ....................        360,206
 85,695,500    Haci Omer Sabanci Holding A.S. ..............................      1,285,432
  2,769,261    Petrol Ofisi A.S. ...........................................        373,850
  6,691,874    Tupras-Turkiye Petrol Rafinerileri A.S.2 ....................        294,442
     76,120    Usas Ucak Servisi A.S. ......................................        108,699
  1,960,250    Vestel Elektronik Sanayi ve Ticaret A.S......................        162,701
                                                                                -----------
                                                                                  4,230,092
                                                                                -----------
               UNITED STATES: 0.7%
     68,200    Central European Media Enterprises, Ltd.1 ...................        447,563
                                                                                -----------
               TOTAL COMMON STOCKS (cost $73,467,313).......................     56,933,621
                                                                                -----------
               PREFERRED STOCKS: 7.0%
               BRAZIL: 5.8%
  4,530,000    Companhia de Tecidos Norte De Minas .........................        487,420

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


  NUMBER OF
  SHARES OR
  PRINCIPAL                                                                               VALUE
    AMOUNT                                   SECURITY                                    (NOTE 1)
=============   ==================================================================   ===============
                PREFERRED STOCKS (CONTINUED):
                BRAZIL (CONTINUED):
   2,350,000    Companhia Riograndense de Telecomunicacoes .......................    $    846,095
   6,024,000    Petroleo Brasileiro S.A. .........................................         683,073
   7,940,000    Telecomunicacoes de Sao Paulo S.A. ...............................       1,082,371
   2,416,000    Telecomunicacoes do Rio de Janeiro S.A. ..........................          65,989
  12,280,000    Telerj Celular S.A. "B" ..........................................         289,671
   7,940,000    Telesp Celular S.A. "B" ..........................................         348,961
                                                                                      ------------
                                                                                         3,803,580
                                                                                      ------------
                COLOMBIA: 0.5%
      35,600    Banco Ganadero S.A. (ADR) ........................................         322,625
                                                                                      ------------
                GREECE: 0.7%
      11,500    Intracom S.A. ....................................................         472,457
                                                                                      ------------
                TOTAL PREFERRED STOCKS (cost $7,581,041)..........................       4,598,662
                                                                                      ------------
                U.S. GOVERNMENT OBLIGATION: 7.1%
 $20,750,000    U.S. Strip Bond, 0.00%, due 02/15/2027 (cost $3,998,111)..........    $  4,651,735
                                                                                      ------------
                SHORT-TERM INVESTMENT: 3.1%
                U.S. GOVERNMENT AGENCY OBLIGATION
   2,000,000    Federal Home Loan Mortgage Company 4.25%, due 01/04/99
                (cost $1,999,292).................................................       1,999,292
                                                                                      ------------
                TOTAL INVESTMENTS: 104.4% (cost $87,045,757+).....................      68,183,310
                Liabilities in excess of other assets: -4.4% .....................      (2,860,272)
                                                                                      ------------
                TOTAL NET ASSETS: 100.0% (equivalent to $7.13 per share on
                 9,156,234 shares outstanding) ...................................    $ 65,323,038
                                                                                      ============

1 Non-income producing securities.
ADR - American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $87,355,281.
                             --------------------
At  December  31  1998,  the  composition  of  the Fund's net assets by industry concentration was as follows:




Banking ...................................  12.9%
Capital Equipment .........................   1.7
Construction and Housing ..................   0.6
Consumer (Durables) .......................   7.0
Consumer (Non-Durables) ...................   2.0
Electrical and Electronics ................   6.3
Energy Sources ............................   7.8
Financial Services ........................  11.0
Health and Personal Care ..................   1.6
Materials .................................   7.5
Merchandising .............................   1.0


Multi-Industry ............................   7.4%
Oil and Gas Holding Companies .............   0.3
Real Estate ...............................   2.3
Services ..................................   2.1
Telecommunications ........................  17.5
Trade .....................................   3.0
Transportation ............................   1.4
U.S. Government Agency and Obligation .....  10.2
Utilities .................................   0.8
Liabilities in excess of other assets .....   -4.4
                                            ------
Total Net Assets .......................... 100.0%
                                            ======

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998



ASSETS
Investments, at value (cost $87,045,757) (Note 1) ....................................   $ 68,183,310
Cash .................................................................................        302,488
Foreign currencies, at value (cost $260,003)..........................................        282,588
Receivable for investment securities sold ............................................        461,856
Receivable for shares sold ...........................................................        214,431
Dividends and interest receivable ....................................................         80,757
                                                                                         ------------
      Total Assets ...................................................................     69,525,430
                                                                                         ------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .....................................         58,983
Payable for investment securities purchased ..........................................        335,306
Payable for shares redeemed ..........................................................      3,629,997
Distributions payable ................................................................         33,392
Accrued expenses .....................................................................        140,973
Other payable ........................................................................          3,741
                                                                                         ------------
      Total Liabilities ..............................................................      4,202,392
                                                                                         ------------
NET ASSETS (equivalent to $7.13 per share on
 9,156,234 shares outstanding) (Note 4) ..............................................   $ 65,323,038
                                                                                         ============
NET ASSETS consist of:
Capital stock-authorized 100,000,000 shares,
 $1.00 par value per share ...........................................................   $  9,156,234
Additonal paid-in capital ............................................................    119,453,034
Undistributed net investment income (Note 1) .........................................        281,164
Accumulated net realized loss on investments and foreign currency transactions
 (Notes 1 and 7) .....................................................................    (44,730,277)
Net unrealized depreciation of investments and foreign currency translation of other
 assets and liabilities ..............................................................    (18,837,117)
                                                                                         ------------
      TOTAL NET ASSETS ...............................................................   $ 65,323,038
                                                                                         ============



   The Notes to Financial Statements are an integral part of this statement.
                                       8

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998



INVESTMENT INCOME
Dividends ................................................................    $   2,365,275
Interest .................................................................          794,532
                                                                              -------------
                                                                                  3,159,807
Less: foreign tax expense ................................................          190,331
                                                                              -------------
     Total investment income .............................................                       $   2,969,476

EXPENSES
   Investment advisory fee (Note 2) ......................................          991,861
   Transfer agent and shareholder servicing expenses (Note 2) ............          278,434
   Custodian expenses ....................................................          168,410
   Printing and mailing expenses .........................................          106,304
   Accounting expenses (Note 2) ..........................................           99,480
   Professional fees .....................................................           63,873
   Distribution expenses (Note 3) ........................................           25,100
   Directors' fees and expenses ..........................................           18,628
   Registration fees .....................................................           18,429
   Computer processing fees ..............................................           17,875
   Other expenses ........................................................           50,427
                                                                              -------------
     Total expenses ......................................................                           1,838,821
                                                                                                 -------------
       Net investment income .............................................                           1,130,655

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5)
   Net realized loss on:
     Investments .........................................................      (36,473,430)
     Foreign currency transactions .......................................         (100,717)
                                                                              -------------
       Net realized loss .................................................                         (36,574,147)
   Net change in unrealized depreciation on:
     Investments .........................................................          866,172
     Foreign currency translation of other assets and liabilities. .......           25,143
                                                                              -------------
       Net change in unrealized depreciation of investments ..............                             891,315
                                                                                                 -------------
       Net realized and unrealized loss ..................................                         (35,682,832)
                                                                                                 -------------

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................                       $ (34,552,177)
                                                                                                 =============



   The Notes to Financial Statements are an integral part of this statement.
                                       9

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                          1998               1997
                                                                    ----------------   ----------------
Net investment income ...........................................    $   1,130,655     $    222,797
Net realized gain (loss) on investment and foreign currency
 transactions ...................................................      (36,574,147)      19,032,982
Net change in unrealized depreciation of investments
 and foreign currency translations ..............................          891,315      (29,295,263)
                                                                     -------------     ------------
   Decrease in net assets resulting from operations .............      (34,552,177)     (10,039,484)
Decrease from distributions to shareholders from net investment
 income .........................................................         (870,294)               -
Decrease from capital share transactions (Note 4) ...............      (36,940,227)    (106,947,586)
                                                                     -------------     ------------
   Net decrease in net assets ...................................      (72,362,698)    (116,987,070)
NET ASSETS:
 Beginning of period ............................................      137,685,736      254,672,806
                                                                     -------------     ------------
 End of period (including undistributed net investment income of
  $281,164 and $10,871 in 1998 and 1997, respectively) ..........    $  65,323,038     $137,685,736
                                                                     =============     ============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities domiciled in, or doing business in, emerging countries and emerging markets. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1998.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract effective October 1, 1998 with Stratos Advisors, Inc. ("Stratos") under which Stratos provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and
Stratos, LMC pays Stratos a monthly sub-advisory fee at the annual rate of 0.35% of the Fund's average daily net assets. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund, (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1998.

The   Fund  reimburses  LMC  for  certain  expenses,  including  accounting  and shareholder servicing costs of $205,624 which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. (LFD), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1998 were $25,100 and are set forth in the statement of operations.

4. CAPITAL STOCK

Transactions in capital stock were as follows:



                                                                          Year ended
                                                   December 31, 1998                     December 31, 1997
                                          -----------------------------------   ------------------------------------
                                               Shares             Amount             Shares             Amount
                                               ------             -------            ------             --------
Shares sold                                    6,690,183      $  55,113,742         11,625,469      $  143,114,566
Shares issued on reinvestment .........          118,245            806,004                  -                   -
                                               ---------      -------------         ----------      --------------
                                               6,808,428         55,919,746         11,625,469         143,114,566
Shares redeemed .......................      (11,179,605)       (92,859,973)       (20,259,295)       (250,062,152)
                                             -----------      -------------        -----------      --------------
 Net decrease .........................       (4,371,177)     $ (36,940,227)        (8,633,826)     $ (106,947,586)
                                             -----------      -------------        -----------      --------------

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $97,935,694 and $123,756,893, respectively.

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,077,301 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $25,249,272.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

6. INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     YEAR 2000 COMPLIANCE RISK The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Fund's investment in that company.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. FEDERAL INCOME TAXES - CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards1 available for Federal income tax purposes as of December 31, 1998 are $1,243,031 expiring in 2003 and $35,629,150 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

1Temporary book-tax differences of $7,858,096 are the result of deferred post-October losses.

8. TAX INFORMATION (UNAUDITED)

The following tax information represents the designation of various tax benefits relating to year ended December 31, 1998:

For the September 1998 distribution foreign source income received by the Fund from sources within foreign countries and possessions of the United States was $0.338 per share (representing $3,519,789). The total amount of "qualifying" taxes paid by the Fund to such countries was $0.050 per share (representing $519,131).

For the December 1998 distribution foreign source income received by the Fund from sources within foreign countries and possessions of the United States was $0.103 per share (representing a total of $987,941). The total amount of "qualifying" taxes paid by the Fund to such countries was $0.017 per share (representing a total of $166,767).


The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

                    U.S. Treasury....................................... 6.19%
                    Federal Home Loan Bank.............................. 6.58
                    Federal Home Loan Mortgage Company.................. 5.23
                    Federal National Mortgage Association............... 1.85

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                                            Year ended December 31,
                                                   --------------------------------------------------------------------------
                                                         1998           1997            1996           1995          1994
                                                   --------------- -------------- --------------- ------------- -------------
Net asset value, beginning of period .............   $   10.18      $   11.49        $   10.70      $   11.47     $   13.96
                                                     ---------      ---------        ---------      ---------     ---------
Income (loss) from investment operations:
 Net investment income (loss) ....................        0.12          0.01                 -          0.08        ( 0.01)
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...................................      (  3.08)     (  1.32)             0.79        ( 0.76)       ( 1.92)
                                                     ----------     ---------        ---------      ---------     ---------
Total income (loss) from investment
  operations .....................................      (  2.96)     (  1.31)             0.79        ( 0.68)       ( 1.93)
                                                     ----------     ---------        ---------      ---------     ---------
Less distributions:
 Distributions from net investment income ........      (  0.09)           -                 -        ( 0.08)            -
 Distributions in excess of net investment
  income (temporary book-tax difference) .........            -            -                 -        ( 0.01)            -
 Distributions from net realized gains. ..........            -            -                 -             -        ( 0.47)
 Distributions in excess of net realized
  gains (temporary book-tax difference) ..........            -            -                 -             -        ( 0.09)
                                                     ----------     ---------        ---------      ---------     ---------
 Total distributions .............................      (  0.09)           -                 -        ( 0.09)       ( 0.56)
                                                     ----------     ---------        ---------      ---------     ---------
Net asset value, end of period. ..................   $    7.13      $   10.18        $   11.49      $   10.70     $   11.47
                                                     ==========     =========        =========      =========     =========
Total return. ....................................      (29.06)%     (11.40)%            7.38%        (5.93)%      (13.81)%
Ratio to average net assets:
 Expenses ........................................         1.85%        1.82%             1.76%         1.88%         1.65%
 Net investment income (loss). ...................         1.14%        0.09%           (0.01)%         0.70%       (0.06)%
Portfolio turnover rate. .........................       107.19%      112.05%            86.26%        92.85%        79.56%
Net assets, at end of period (000's omitted)......   $   65,323      $137,686         $ 254,673      $265,544      $288,581

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lexington Worldwide Emerging Markets Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                                                   KPMG LLP

New York, New York
February 19, 1999

LEXINGTON
WORLDWIDE EMERGING MARKETS FUND, INC.


INVESTMENT ADVISER
-------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
-------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




           ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:


           TRANSFER AGENT
          -----------------------------------------------
           STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, MIssouri 64105

            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052


-------------------------------------------------------------------
(800) 526-0052


                                   "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                 Price/Yield o Account Balances  o Exchanges o
            Last Transactions o Total Return  o Duplicate Statements
-------------------------------------------------------------------


This  report  has been  prepared  for the  information  of the  shareholders  of
Lexington Worldwide Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                     [LOGO]





================================================================================
                                    LEXINGTON
================================================================================




                                   [GRAPHIC]

================================================================================
                                    LEXINGTON
                                    WORLDWIDE
                                    EMERGING
                                    MARKETS
                                   FUND, INC.

                            ---------- o ----------
                      Seeks long-term growth of capital,
                        primarily through investment in
                              equity securities of
                        companies domiciled in, or doing
                        business in, emerging countries
                             and emerging markets.
                            ---------- o ----------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                               The Lexington Group
                                   of No Load
                              Investment Companies

================================================================================